EXHIBIT 24.(b)(5)(iii)

                                                         NOT FOR USE IN NEW YORK

(JOHN HANCOCK (R) LOGO)        Address: P.O. Box 9505, Portsmouth, NH 03802-9505
JOHN HANCOCK ANNUITIES           Overnight mailing address: 164 Corporate Drive,
                                                       Portsmouth, NH 03801-6815
                           Home Office: Bloomfield Hills, MI Phone: 800-344-1029
                                                Web Address: www.jhannuities.com

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Application for Venture Vantage(R)

Flexible Payment Deferred Variable Annuity Application

-    Payment or original exchange/transfer paperwork must accompany Application

-    Include any state required Replacement Forms

APPVTG0507                                                            0608:10222

1. ACCOUNT REGISTRATION

APPLICATION SOLICITED IN THE STATE OF [ ] [ ]

A. NON-QUALIFIED (Select only one ownership type)

[ ] Individual
[ ] Trust
[ ] Corporation
[ ] UGMA/UTMA
[ ] Charitable Remainder Trust
[ ] Other ________________________________________

B. QUALIFIED (select only one plan type)

[ ] Traditional IRA, Tax year________
[ ] Inherited/Beneficiary IRA
[ ] Roth IRA, Tax year________
[ ] 403(b) Non-ERISA
[ ] SEP IRA
[ ] 403(b) ERISA
[ ] SIMPLE IRA
[ ] Individual 401(k)
[ ] Other _________________________

2. PURCHASE PAYMENT (minimum $10,000)

PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

A. DIRECT PAYMENT/AMOUNT $______________________

[ ] Check
    payable to John Hancock Life Insurance Company (U.S.A.)

[ ] Wire
    contact us for wiring instructions

B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

[ ] Non-Qualified 1035 Exchange $_______________________
[ ] Qualified Direct Transfer $_______________________
[ ] Qualified Rollover from another carrier $____________________

3. OWNER  [ ] Male   [ ] Female   [ ] Trust/Entity

________________________________________________________________________________
Owner's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (Required if different from mailing or address is PO Box)

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

________________________________________________________________________________
Client Brokerage Account Number

CO-OWNER  [ ] Male   [ ] Female   [ ] Trust/Entity

________________________________________________________________________________
Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (Required if different from mailing or address is PO Box)

_____  ______  ____________    _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

4. ANNUITANT (if different than owner)  [ ] Male  [ ]Female

________________________________________________________________________________
Annuitant's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (Required if different from mailing or address is PO Box)

_____  ______  ____________    _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

CO-ANNUITANT (if different than co-owner)  [ ] Male  [ ]Female

________________________________________________________________________________
Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Mailing Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________
Residential Address (Required if different from mailing or address is PO Box)

_____  ______  _____________    ________________________________________________
Date of Birth (mm dd yyyy)      Social Security/Tax Identification Number

APPVTG0507                                                            0608:10222

(JOHN HANCOCK (R) LOGO)
JOHN HANCOCK ANNUITIES

                                                                Important Notice

                                                      FAXED APPLICATION REMINDER

Please remember to include all pages of this application if you are submitting via fax. THE FRONT COVER CONTAINS IMPORTANT INFORMATION AND IS REQUIRED TO PROCESS YOUR APPLICATION CORRECTLY.

Any application received WITHOUT ALL PAGES will be considered NOT IN GOOD ORDER and may delay processing.

Should you have any questions, please contact us at 800-334-4437 or visit www.jhannuities.com for more information.

0608:13151029

5. BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 8 TO CONTINUE.

BENEFICIARY #1: [X] PRIMARY

_________% of proceeds   [ ] Male  [ ] Female   [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

BENEFICIARY #2: [ ] PRIMARY    [ ] CONTINGENT

_________% of proceeds   [ ] Male  [ ] Female  [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  ____________   __________________________________________________
Date of Birth (mm dd yyyy)    Social Security/Tax Identification Number

BENEFICIARY #3: [ ] PRIMARY  [ ] CONTINGENT

________% of proceeds [ ] Male  [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

BENEFICIARY #4: [ ] PRIMARY  [ ] CONTINGENT

________% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_____  ______  _____________   _________________________________________________
Date of Birth (mm dd yyyy)     Social Security/Tax Identification Number

6.   OPTIONAL DEATH BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ] ANNUAL STEP-UP DEATH BENEFIT

7.   OPTIONAL WITHDRAWAL BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS APPLY. PLEASE SEE
     SECTION 9.)

     PLEASE CHOOSE ONLY ONE RIDER:

INCOME PLUS FOR LIFE

(Quarterly Step-up Review)
[ ] Single Life
[ ] Joint Life

PRINCIPAL PLUS FOR LIFE PLUS
AUTOMATIC ANNUAL STEP-UPS
[ ] Single Life

PRINCIPAL PLUS FOR LIFE CLASSIC
[ ] Single Life

     If Joint Life version is elected, for Qualified Registrations the spouse must be the sole primary beneficiary designated in Section 5. For Non-Qualified Registrations the spouse must be either the co-owner designated in Section 3 or the sole primary beneficiary designated in
     Section 5.

8.   REMARKS

APPVTG0507                                                            0608:10222

9.   INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN
     SECTION 7.

     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

     ______% LIFESTYLE GROWTH
             80% Stocks
             20% Bonds

     ______% LIFESTYLE BALANCED
             60% Stocks
             40% Bonds

     ______% LIFESTYLE MODERATE
             40% Stocks
             60% Bonds

     ______% LIFESTYLE CONSERVATIVE
             20% Stocks
             80% Bonds

     VARIABLE PORTFOLIOS

     ______% AMERICAN FUNDS
             AMERICAN ASSET
             ALLOCATION

     ______% MFC GIM(1) FRANKLIN
             TEMPLETON FOUNDING
             ALLOCATION

     ______% DIMENSIONAL DISCIPLINED
             DIVERSIFICATION

     ______% AMERICAN FUNDS
             AMERICAN FUNDAMENTAL
             HOLDINGS

     ______% MFC GIM(1) INDEX
             ALLOCATION TRUST

     ______% T. ROWE PRICE
             CAPITAL APPRECIATION VALUE

     ______% AMERICAN FUNDS
             AMERICAN GLOBAL
             DIVERSIFICATION

     ______% MFC GIM(1)
             MONEY MARKET

     ______% WELLINGTON MANAGEMENT
             CORE ALLOCATION PLUS

        100% TOTAL

IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

(1)   MFC Global Investment Management (U.S.A.) Limited

10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ___ ____ ________
                        (mm dd yyyy)

SOURCE FUND

[ ] Money Market Fund
[ ] Other Source Fund
    _________________

If Money Market or Other Source Fund elected, indicate amount to be transferred each month $____________________

DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

__________________________________   _________%
Fund Name/Model

__________________________________   _________%
Fund Name/Model

__________________________________   _________%
Fund Name/Model

__________________________________   _________%
Fund Name/Model

If you elected an Optional Withdrawal Benefit, Destination Funds must be from the investment options listed in Section 9.

APPVTG0507                                                            0608:10222

11.  INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

               MFC GLOBAL INVESTMENT
               MANAGEMENT (U.S.A.) LTD

        _____% Lifestyle Aggressive
        _____% Lifestyle Growth
        _____% Lifestyle Balanced
        _____% Lifestyle Moderate
        _____% Lifestyle Conservative

               VARIABLE PORTFOLIOS
        _____% American Funds American Asset Allocation
        _____% American Funds American Bond
        _____% American Funds American Fundamental Holdings
        _____% American Funds American Global Diversification
        _____% American Funds American Global Growth
        _____% American Funds American Global Small Cap
        _____% American Funds American Growth
        _____% American Funds American Growth-Income
        _____% American Funds American High-Income Bond
        _____% American Funds American International
        _____% American Funds American New World
        _____% Capital Guardian Income & Value
        _____% Capital Guardian U.S. Large Cap
        _____% Davis Financial Services
        _____% Davis Fundamental Value
        _____% DeAM Real Estate Securities
        _____% Dimensional Disciplined Diversification
        _____% GMO International Core
        _____% Jennison Capital Appreciation
        _____% Legg Mason Funds Management Core Equity
        _____% Marsico International Opportunities
        _____% MFC GIM(1) Franklin Templeton Founding Allocation
        _____% MFC GIM(1) Index Allocation
        _____% MFC GIM(1) Mid Cap Index
        _____% MFC GIM(1) Pacific Rim
        _____% MFC Global U.S. High Income
        _____% Munder Capital Small Cap Opportunities
        _____% PIMCO Global Bond
        _____% PIMCO Total Return
        _____% Pzena Classic Value
        _____% RCM/T. Rowe Price Science & Technology
        _____% T. Rowe Price Blue Chip Growth
        _____% T. Rowe Price Capital Appreciation Value
        _____% T. Rowe Price Equity-Income
        _____% T. Rowe Price Health Sciences
        _____% T. Rowe Price Small Company Value
        _____% Templeton(R) International Small Cap
        _____% Templeton(R) International Value
        _____% UBS Global AM Global Allocation
        _____% Van Kampen Value
        _____% Wellington Management Core Allocation Plus
        _____% Wellington Management Investment Quality Bond
        _____% Wellington Management Mid Cap Intersection
        _____% Wellington Management Mid Cap Stock
        _____% Wellington Management Natural Resources
        _____% Wellington Management Small Cap Growth
        _____% Wellington Management Small Cap Value
        _____% Western Asset High Yield
        _____% Western Asset Strategic Bond
        _____% Western Asset U.S. Government Securities

               MONEY MARKET
        _____% MFC GIM(1) Money Market

               FIXED ACCOUNTS
 1 Year Fixed
not currently
    available% 1 year Fixed Account (not available in Oregon)

          100% TOTAL

     IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 12.

     IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

(1)  MFC Global Investment Management (U.S.A.) Limited

12. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: ______ ______ ________
                           (mm dd yyyy)

SOURCE FUND

[ ] Money Market Fund
[ ] Other Source Fund
    _________________

     If Money Market or Other Source Fund elected, indicate amount to be transferred each month $____________________

DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

_________________________________   _________%
Fund Name

_________________________________   _________%
Fund Name

_________________________________   _________%
Fund Name

_________________________________   _________%
Fund Name

APPVTG0507                                                            0608:10222

13.  STATE DISCLOSURES

     FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE AN INSURANCE COMPANY FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     FOR OR RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

     FOR CT & NJ RESIDENTS ONLY: All declarative portions of this application are to the best of my/our knowledge and belief.

     MILITARY SALES: This product is not intended to be sold to active duty service members on military installations.

14.  NOTICE: FOR CALIFORNIA OWNER(S)/ANNUITANT(S) 60 OR OLDER ONLY

     Under California law, there is a 30 Day Right to Review your contract. The amount that will be returned to you if you cancel your Contract during this 30-day period will depend on the election below which designates where your Payments will be allocated during the Right to Review period. Please check one of the following boxes. IF YOU DO NOT CHECK ONE OF THESE BOXES, WE WILL ALLOCATE YOUR PAYMENT TO THE MONEY MARKET PORTFOLIO.

     [ ] I/We wish to immediately invest in the variable Investment Options elected in either Section 9 or 11. If my/our Contract is cancelled within 30 days, the Contract Value will be returned to me/us.

     [ ]  I/We authorize the company to allocate my payment to the Money
          Market portfolio for a period of 35 calendar days. On the 35th day (or next business day) transfer my Contract Value to the investment selection(s) elected in either Section 9 or 11. If I cancel my/our contract within 30 days, any Payments will be returned.

APPVTG0507                                                            0608:10222

GOOD ORDER CHECKLIST TO EXPEDITE YOUR ANNUITY BUSINESS

[ ] Have the contract owner(s), annuitant(s) (if different from the owner), and advisor signed and dated all of the required paperwork?

[ ] If applicable, is the 1035 Exchange/Rollover/Transfer form signed and dated by all required parties? Are all relevant sections complete?

[ ]  If necessary, is the appropriate state replacement form signed and dated?

     - Use the Replacement Form Reference Guide in the Business Forms Booklet to help verify which form is needed.

     - Signatures on the replacement form must be dated on or before the date the application is signed.

[ ]  Is the state name the same in Sections 1, 3, and 15 of the application?
     If not, please complete Alternate Issue State Verification Form located in the Business Forms Booklet.

15.  ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES [ ] NO Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ] YES [ ] NO Will the purchase of this annuity replace or change any other insurance or annuity?

   IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH
          TRANSFER PAPERWORK AND ANY NECESSARY STATE REPLACEMENT FORMS:

     __________________________________________   [ ] Annuity [ ] Life Insurance
     Issuing Company            Contract Number

     __________________________________________   [ ] Annuity [ ] Life Insurance
     Issuing Company            Contract Number

I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE
_____________________________

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


X
----------------------------------   -----------------------   ---  ---  -------
Signature of Owner                   City, State               Date (mm dd yyyy)


X
----------------------------------
Signature of Co-owner (if any)


X
----------------------------------   -----------------------
Signature of Annuitant               City, State


X
----------------------------------
Signature of Co-annuitant (if any)

16. AGENT INFORMATION

     A. AGENT CERTIFICATION

     [ ] YES [ ] NO Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?

     [ ] YES [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B. OPTION (if left blank, option will default to your firm's Selling Agreement)

     [ ] Option A   [ ] Option B   [ ] Option C

     C. AGENT INFORMATION


X
----------------------------------   -----------------------   -----------------
Signature of Agent #1                Printed Name of Agent     Percentage %


----------------------------------   -----------------------   -----------------
State License ID                     Broker/Dealer Rep         Social Security
                                     Number                    Number


------------------------------------------------------------   -----------------
Broker/Dealer Firm                                             Agent's Telephone
                                                               Number


X
----------------------------------   -----------------------   -----------------
Signature of Agent #2                Printed Name of Agent     Percentage %


----------------------------------   -----------------------   -----------------
State License ID                     Broker/Dealer Rep         Social Security
                                     Number                    Number


------------------------------------------------------------   -----------------
Broker/Dealer Firm                                             Agent's Telephone
                                                               Number

APPVTG0507                                                            0608:10222

TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION*                  ACCEPT  DECLINE

AS THE OWNER, I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By      [ ]     [ ]
marking "Accept," I am also authorizing John Hancock to act on telephone or electronic instructions from any other person who can furnish proper identification. John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John Hancock and its employees will be held harmless for any claim, loss, liability, or expense.

TELEPHONE WITHDRAWAL AUTHORIZATION*                              ACCEPT  DECLINE

I authorize the Company to act on withdrawal instructions given    [ ]     [X]
by telephone from myself or any person who can furnish proper
identification.                                                     Owner MUST
                                                                   mark or the
If I elect this option, I understand that neither the Company    default will be
nor any person authorized by the Company will be responsible         selected
for any claim, loss, liability, or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization.

AUTOMATIC REBALANCING*                                           ACCEPT  DECLINE

If marked, the Contract Value, excluding amounts in the fixed      [ ]     [X]
account investment options, will be automatically rebalanced as
indicated by variable Investment Allocations elected in either      Owner MUST
Section 9 or 11 of the application, unless subsequently            mark or the
changed. Initial Payment must be allocated to at least 2         default will be
variable investment options in order to participate in               selected
Automatic Rebalancing.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ] Quarterly   [ ] Semi-Annually (June & December)   [ ] Annually (December)

*    Unless subsequently changed in accordance with terms of Contract issued.

APPVTG0507-SO